UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2008
Protalix BioTherapeutics, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-27836	65-0643773

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2 Snunit Street
Science Park
POB 455
Carmiel, Israel 20100
     (Address of principal executive offices) (Zip Code)

(Former Name or Former Address, if Changed Since Last Report)
Registrant’s telephone number, including area code: +972-4-988-9488
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99.1: PRESS RELEASE

Item 7.01.	Regulation FD Disclosure
On October 28, 2008, Protalix BioTherapeutics, Inc. (the “Company”) issued a press release announcing that Dr. David Aviezer, the Company’s President and Chief Executive Officer, will present at the 19th Annual Oppenheimer Healthcare Conference on Monday, November 3, 2008, at 4:00 PM EDT. The Company also announced that Dr. Aviezer will present at the Barclays Capital Small & Mid-Cap Healthcare Conference on Thursday, November 6, 2008, at 9:30 AM EDT. A copy of the press release is furnished as Exhibit 99.1 to this Report.
Audio webcasts of the presentations will be available on the Company’s website at www.protalix.com under the events calendar section.

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibits
99.1	Press release dated October 28, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTALIX BIOTHERAPEUTICS, INC.

Date: October 28, 2008	By:	/s/ David Aviezer

	Name:	David Aviezer, Ph.D.
	Title:	President and Chief Executive Officer

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